UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2016

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2016, Oscar B. Marx, III, the Chairman of the Board of Directors (the “Board”) of Gentherm Incorporated (the “Company”), informed the Board of his intention to retire from the Board effective on the date of the 2017 annual meeting of shareholders.

On November 16, 2016, the Board unanimously voted to appoint director Francois Castaing as the new Chairman of the Board effective as of the 2017 annual meeting of shareholders, subject to Mr. Castaing’s reelection.

 A copy of the news release announcing the foregoing matters is filed as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Company news release dated November 17, 2016 announcing the retirement of Chairman Oscar B. Marx, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

	By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel
Date: November 17, 2016

Exhibit Index

Exhibit No.	Description

99.1	Company news release dated November 17, 2016 announcing the retirement of Chairman Oscar B. Marx, III